                                                                    EXHIBIT 99.A

NEWS
For Immediate Release                                             [EL PASO LOGO]

EL PASO CORPORATION AND EL PASO PRODUCTION HOLDING COMPANY FILE 2003 FORM 10-KS

HOUSTON, TEXAS, SEPTEMBER 30, 2004--El Paso Corporation (NYSE: EP) announced today that it has filed its Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission. El Paso's wholly owned subsidiary, El Paso Production Holding Company, has also filed its Form 10-K for the year ended December 31, 2003. The complete filings can be accessed on the El Paso Web site at www.elpaso.com in the Investors section. Detailed operating statistics for each of El Paso's businesses will be available by the close of business on October 1, 2004 in the Investors section of the company's Web site.

El Paso Corporation provides natural gas and related energy products in a safe, efficient, dependable manner. The company owns North America's largest natural gas pipeline system and one of North America's largest independent natural gas producers. For more information, visit www.elpaso.com.

Cautionary Statement Regarding Forward-Looking Statements
--------------------------------------------------------------------------------
This report includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this report, including, without limitation, the ability to implement and achieve our objectives in the long-range plan, including achieving our debt-reduction targets; the potential impact of the restatement of financial results on our access to capital (including borrowings under credit arrangements); changes in reserve estimates based upon internal and third party reserve analyses; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; consequences arising from the delay in filing of our periodic reports including the exercise of remedies by the company's lenders under certain financing arrangements and if such remedies were to be exercised, the company's potential inability to identify and obtain alternate sources of financing and the existence of cross-acceleration provisions in various financing agreements; uncertainties associated with exploration and production activities; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

CONTACTS
Investor and Public Relations
Bruce L. Connery, Vice President
Office:  (713) 420-5855
Fax:     (713) 420-4417

Media Relations
Kim Wallace, Manager
Office:  (713) 420-6330
Fax:     (713) 420-6341